united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22447

Equinox Funds Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/15

Item 1. Reports to Stockholders.

EQUINOX FUNDS TRUST

EQUINOX BH-DG STRATEGY FUND

EQUINOX CHESAPEAKE STRATEGY FUND

EQUINOX CRABEL STRATEGY FUND

ANNUAL REPORT

SEPTEMBER 30, 2015

1-888-643-3431

WWW.EQUINOXFUNDMANAGEMENT.COM

DISTRIBUTED BY NORTHERN LIGHTS DISTRIBUTORS, LLC

EQUINOX ALTERNATIVE STRATEGY PLATFORM

Annual Letter to Shareholders for the year ended September 30, 2015

Seven Equinox single-CTA strategy funds (the “Funds”) were on the Equinox Alternative Strategy Platform (“EASP”) as of September 30, 2015, the end of the fiscal year.1

The EASP Funds’ investment objective is to seek long-term capital appreciation, which they pursue by investing (a) directly or (b) indirectly through their wholly-owned subsidiaries, in a combination of

(i)	trading companies that employ the managed futures programs of a single commodity trading advisor (“CTA”) registered with the US Commodity Futures Trading Commission, and/or derivative instruments such as swap agreements that provide exposure to the managed futures program of said CTA[2]; and

(ii)	a fixed-income portfolio.

PERFORMANCE OF THE FUND (10/1/2014 to 9/30/2015)

NAME	TICKER	12 MO RETURN (10/1/14-9/30/15)*	CUMULATIVE RETURN SINCE INCEPTION	INCEPTION DATE
Equinox BH-DG Strategy Fund – I	EBHIX	10.99%	14.20%	12/31/2013
Equinox Chesapeake Strategy Fund – A	ECHAX	—	-3.81%	8/21/2015
Equinox Chesapeake Strategy Fund – C	ECHCX	—	-3.89%	8/21/2015
Equinox Chesapeake Strategy Fund – I	EQCHX	9.76%	44.22%	9/10/2012^
Equinox Crabel Strategy Fund – I	EQCRX	-4.92%	-11.39%	3/7/2013^

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Investments in Managed Futures are speculative, involve substantial risk, and are not suitable for all investors.

[1]	The Equinox Campbell Strategy Fund and the Equinox Aspect Core Diversified Strategy Fund are not included in this exposition, as they are discussed separately. The Equinox BlueCrest Strategy Fund and Equinox IPM Systematic Macro Fund are not included in this exposition because they do not have a 9/30 fiscal year end.

[2]	A “Managed Futures Program” generally is a trading program that a CTA uses to guide its investments in futures, forwards, options or spot contracts. A “Trading Company” is a pooled investment vehicle organized as a limited liability company and operated as a commodity pool. Please see each Fund’s Prospectus for a detailed description of the individual CTA trading programs.

*	For funds with less than a full year of performance data, please refer to ‘Cumulative Return Since Inception’.

^	Start of performance.

Returns of various share classes are shown on page 1, for the fiscal year ending 9/30/2015, and for the period since inception. Chesapeake’s “classic” trend-following program had a very strong positive year on the back of strong sustained long-term trends and the Fund’s Class I shares are now up more than +44% since inception. BH-DG, which can be classified primarily as a medium-term trend-following program, also had a strong year for similar reasons, and is up more than +14% since inception. Crabel, a very short-term trading program, had a negative year, attributable to sharp short trend-reversals that do not affect longer-term trend-following programs like Chesapeake’s and BH-DG’s. However, based on the longer-term historical track record of Crabel, we remain optimistic about the future prospects for this Fund.

Given the diversity of these CTA programs, this divergence in performance is not too surprising. What is clear, however, is that the market climate for managed futures in general has exhibited what we believe is a fairly dramatic turnaround during the last two years.

Interest rates globally continued their secular downward trend, yielding profits to the Funds from their long positions. The meltdown in the energy sector that began in the last quarter of 2014 helped the Funds, as short positions proved lucrative. Most of the gains in Currencies came from long USD positions versus being short the Euro and also other commodity-based currencies. Short positions in both industrial and precious metals also yielded profits, albeit smaller. Equity indices proved slightly unprofitable as a result of the whipsawing which that sector underwent. Agricultural Commodities were the only significant negative contributor for the year, as trend reversals were detrimental to performance.

MARKET COMMENTARY AND OUTLOOK

The Equinox BH-DG Strategy Fund (Class I) and the Equinox Chesapeake Strategy Fund (Class I) have displayed strong performance following the indifferent performance of the asset class during 2011 and 2012. Markets appear to have reverted to more “normal” conditions, with fundamental economic forces making their presence felt, with the result that trends appear to have returned to markets.

Almost seven years into the current bull market run, some market professionals continue to express the view that the bull market in equities may not be sustainable. So far, they have been proven wrong, although the events of this summer raised a red flag. Forecasters of interest rates, who have been calling for higher rates for at least the last several quarters, have also been off the mark, and bond prices continue to hover around all-time highs. Of course, it is true that all asset classes do inevitably go through cycles, but it is increasingly clear that both investors and pundits appear to be equally inept at predicting the future. On the other hand, managed futures, as an asset class, does not generally seek to predict trends or call market tops and bottoms, which is one of the factors responsible for its long-term historical track record.

Investors should bear in mind that CTA programs have historically offered useful diversification benefits, with the potential for attractive risk-adjusted returns over the long term. In our opinion, the asset class should continue to offer these potential benefits in a macro environment that is still challenging and a geopolitical outlook that remains fraught with uncertainty.

Although all of the Funds have been in operation for less than three years, the CTA programs accessed by the EASP Funds have significantly longer track records. Such programs have historically offered useful diversification benefits, along with what we view as attractive risk-adjusted long-term returns over multiple market cycles. In our opinion, the Fund and the managed futures asset class should continue to offer these potential benefits in the future. Some of the challenges we perceive on the horizon include: Fed policy in the US, coupled with the 2016 elections; the slowing global economy, particularly in China; continuing geopolitical tensions in various parts of the world, particularly the Middle East. Given these challenges, market volatility could eventually trend significantly higher than it has during the last several years, as in fact it did briefly during August 2015.

Difficult market conditions, the prevailing climate of economic and geopolitical uncertainty, and the unpredictable nature of financial markets all pose challenges for investors. As always, we encourage investors to focus on holding a portfolio that blends traditional assets with a strategic and meaningful allocation to alternative assets, appropriate for their long-term goals. A well-balanced investment portfolio may display lower volatility, while also affording opportunities for potential long-term growth. Given their diversity of trading styles, we believe that all six EASP Funds, separately or combined, could play an important role in such a portfolio.

DEFINITIONS

A Commodity Trading Advisor (“CTA”) is a trader who may invest in more than 150 global futures markets. They seek to generate profit in both bull or bear markets, due to their ability to go long (buy) futures positions, in anticipation of rising markets, or go short (sell) futures positions, in anticipation of falling markets.

A Derivative Contract is a financial contract which derives its value from the performance of another entity such as an asset, index, or interest rate, called the “underlying”. Derivatives are one of the three main categories of financial instruments, the other two being equities (i.e. stocks) and debt (i.e. bonds and mortgages).

Discretionary Trading is a trading approach that uses fundamental analysis of underlying economic factors.

Long Position refers to the buying of a security such as a stock, commodity or currency, with the expectation that the asset will rise in value.

Risk-adjusted return is a mesuare of the return on an investment relative to the risk of that investment, over a specific period, which is generally expressed as a number or rating.

Short Position is a position whereby an investor sells borrowed securities in anticipation of a price decline and is required to return an equal number of shares at some point in the future.

A swap is a derivative contract through which two parties exchange financial instruments. Most swaps involve cash flows based on a notional principal amount that both parties agree to. Usually, the principal does not change hands. Each cash flow comprises one leg of the swap. One cash flow is generally fixed, while the other is variable, that is, based on a benchmark interest rate, floating currency exchange rate or index price. The most common kind of swap is an interest rate swap. Swaps do not trade on exchanges, and retail investors do not generally engage in swaps. Rather, swaps are over-the-counter contracts between businesses or financial institutions.

A Trend Following strategy generally seeks to identify the general direction of one or more global market segments (either up or down) using indicators such as current market prices and moving average prices, and buy or sell investments based on the assessment of these trade signals as determined before a trade is made. Trend- following generally focuses on the direction an investment or global market segment already has gone and not on the direction it may go.

5719-NLD-11/17/2015

Equinox BH-DG Strategy Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2015

The Fund’s performance figures* for the periods ended September 30, 2015, as compared to its benchmarks:

			Start of Performance ** -
	Six Months	One Year	September 30, 2015
Equinox BH-DG Strategy Fund
Class I	(6.92)%	10.99%	7.89%
Barclays BTOP50 Index ***	(5.66)%	6.50%	6.16%
S&P 500 Total Return Index +	(6.18)%	(0.61)%	4.32%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Portfolio shares. Performance figures for periods greater than one year are annualized. The returns would have been lower had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses. Per the fee table in the February 1, 2015 prospectus, the Fund’s total annual net operating expense ratio is 1.10%. For performance information current to the most recent month-end please call 1-888-643-3431.

**	Start of performance is December 31, 2013.

***	The Barclays BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclays CTA Universe. For 2015 there are 20 funds in the BTOP50 Index.

+	The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees, and other expenses. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Short Term Investments	46.2%
Other Assets Less Liabilities	53.8%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detail of the Fund’s holdings. The portfolio composition detailed above does not include derivative exposure.

Equinox Chesapeake Strategy Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2015

The Fund’s performance figures* for the periods ended September 30, 2015, as compared to its benchmarks:

			Start of Performance-
	Six Months	One Year	September 30, 2015
Equinox Chesapeake Strategy Fund
Class A ^	N/A	N/A	(3.81)%
Class A with load^	N/A	N/A	(9.31)%
Class C ^	N/A	N/A	(3.89)%
Class I **	(12.80)%	9.76%	12.73%
Barclays BTOP50 Index ***	(5.66)%	6.50%	3.02%
S&P 500 Total Return Index +	(6.18)%	(0.61)%	12.50%

**	The Performance data quoted is historical. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for class A maximum applicable sales charge of 5.75%. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Portfolio shares. Performance figures for periods greater than one year are annualized. The returns would have been lower had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses. Per the fee table in the February 1, 2015 prospectus, the Fund’s total annual net operating expense ratio is 1.10%. For performance information current to the most recent month-end please call 1-888-643-3431.

**	Commencement of operations for Class I is April 19, 2012. Start of performance is September 10, 2012.

^	Commencement of operations and start of performance for Class A and Class C is August 21, 2015.

***	The Barclays BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclays CTA Universe. For 2015 there are 20 funds in the BTOP50 Index.

+	The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees, and other expenses. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Short Term Investments	91.9%
Other Assets Less Liabilities	8.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detail of the Fund’s holdings. The portfolio composition detailed above does not include derivative exposure.

Equinox Crabel Strategy Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2015

The Fund’s performance figures* for the periods ended September 30, 2015, as compared to its benchmarks:

			Start of Performance ** -
	Six Months	One Year	September 30, 2015
Equinox Crabel Strategy Fund
Class I	(7.84)%	(4.92)%	(4.60)%
Barclays BTOP50 Index ***	(5.66)%	6.50%	3.66%
S&P 500 Total Return Index +	(6.18)%	0.61%	11.12%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Portfolio shares. Performance figures for periods greater than one year are annualized. The returns would have been lower had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses. Per the fee table in the February 1, 2015 prospectus, the Fund’s total annual net operating expense ratio is 1.10%. For performance information current to the most recent month-end please call 1-888-643-3431.

**	Commencement of operations is April 19, 2012. Start of performance is March 7, 2013.

***	The Barclays BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclays CTA Universe. For 2015 there are 20 funds in the BTOP50 Index.

+	The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees, and other expenses. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Short Term Investments	60.0%
Other Assets Less Liabilities	40.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detail of the Fund’s holdings. The portfolio composition detailed above does not include derivative exposure.

Equinox BH-DG Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS

September 30, 2015

Principal		Coupon
Amount		Rate (%)(a)	Maturity	Value
	SHORT-TERM INVESTMENT - 46.2%
	U.S. TREASURY BILL - 46.2%
$50,000	United States Treasury Bill (Cost - $49,994)	0.121	2/4/2016	$49,994

	TOTAL INVESTMENTS - 46.2% (Cost - $49,994)(b)			$49,994
	OTHER ASSETS AND LIABILITIES - NET - 53.8%			58,182
	TOTAL NET ASSETS - 100.0%			$108,176

(a)	Represents discount rate at the time of purchase.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $49,994.

Unrealized
Depreciation
SWAP CONTRACT +

Total return swap with Deutsche Bank AG, London Branch. The swap provides exposure to the total returns of the Diversified Program of Brevan Howard Capital Corporation (“Brevan Howard”) calculated on a daily basis with reference to a customized reference index that is proprietary to Deutsche Bank. The reference index is comprised at any given time of trading positions selected by Brevan Howard that include over-the- counter foreign exchange and currency option transactions and exchange traded futures and options in relation to any commodity, metal, financial instrument, currency, interest rate or index traded on certain exchanges. Under the terms of the swap, Equinox has the ability to periodically adjust the notional level of the swap. The swap was effective on December 31, 2013 and has a term of five years therefrom unless earlier terminated. In addition, the swap provides a fee of 0.35% payable to Deutsche Bank accrued on the notional level of the swap. (Notional Value $86,000)	$(4,802)
Total Net Unrealized Depreciation on Swap Contract	$(4,802)

+	This investment is a holding of Equinox BH-DG Strategy Fund Limited.

See accompanying notes to consolidated financial statements.

Equinox Chesapeake Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS

September 30, 2015

Shares				Value
	SHORT-TERM INVESTMENTS - 91.9%
	MONEY MARKET FUNDS - 17.6%
201,143	Goldman Sachs U.S. Liquidity Fund * +			$201,143
4,296,390	Goldman Sachs U.S. Liquidity Fund * +			4,296,390
340,649	JP Morgan U.S. Dollar Liquidity Fund * +			340,649
3	JP Morgan U.S. Dollar Liquidity Fund * +			3
	TOTAL MONEY MARKET FUNDS (Cost - $4,838,185)			4,838,185
Principal		Coupon Rate
Amount		(%)(a)	Maturity
	U.S. TREASURY SECURITIES - 74.3%
$2,500,000	United States Treasury Bill	0.092	10/15/2015	2,499,885
6,500,000	United States Treasury Bill	0.185	1/7/2016	6,496,724
3,500,000	United States Treasury Bill	0.145	2/4/2016	3,498,223
4,500,000	United States Treasury Bill	0.203	3/3/2016	4,496,113
2,000,000	United States Treasury Bill	0.220	4/28/2016	1,997,454
1,500,000	United States Treasury Bill	0.307	7/21/2016	1,496,261
	TOTAL U.S. TREASURY SECURITIES (Cost $20,484,660)			20,484,660

	TOTAL SHORT-TERM INVESTMENTS (Cost $25,322,845)			25,322,845

	TOTAL INVESTMENTS - 91.9% (Cost - $25,322,845) (b)			$25,322,845
	OTHER ASSETS AND LIABILITIES - NET - 8.1%			2,226,289
	TOTAL NET ASSETS - 100.0%			$27,549,134

(a)	Represents discount rate at the time of purchase.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $25,322,845.

Unrealized
Appreciation
SWAP CONTRACT +

Total return swap with Deutsche Bank AG, London Branch. The swap provides exposure to the total returns of the Diversified Program of Chesapeake Capital Corporation (“Chesapeake”) calculated on a daily basis with reference to a customized reference index that is proprietary to Deutsche Bank. The reference index is comprised at any given time of trading positions selected by Chesapeake that include over-the-counter foreign exchange and currency option transactions and exchange traded futures and options in relation to any commodity, metal, financial instrument, currency, interest rate or index traded on certain exchanges. Under the terms of the swap, Equinox has the ability to periodically adjust the notional level of the swap. The swap was effective on September 11, 2012 and has a term of five years therefrom unless earlier terminated. In addition, the swap provides an annual fee of 0.35% payable to Deutsche Bank accrued on the notional level of the swap. (Notional Value $25,510,000)	$1,048,953
Total Net Unrealized Appreciation on Swap Contract	$1,048,953

*	Pledged as collateral for swap contract.

+	This investment is a holding of Equinox Chesapeake Strategy Fund Limited.

See accompanying notes to consolidated financial statements.

Equinox Crabel Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS

September 30, 2015

Shares				Value
	SHORT-TERM INVESTMENTS - 60.0%
	MONEY MARKET FUNDS - 0.1%
650	Goldman Sachs U.S. Liquid Reserve Fund *+			$650
650	JP Morgan U.S. Dollar Liquidity Fund *+			650
	TOTAL MONEY MARKET FUNDS (Cost $1,300)			1,300
Principal
Amount		Coupon Rate (%)(a)	Maturity
	U.S. TREASURY SECURITIES - 59.9%
$1,200,000	United States Treasury Bill (Cost $1,198,973)	0.203	3/3/2016	1,198,973

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,200,273)			1,200,273

	TOTAL INVESTMENTS - 60.0% (Cost - $1,200,273)(a)			$1,200,273
	OTHER ASSETS AND LIABILITIES - NET - 40.0%			800,945
	TOTAL NET ASSETS - 100.0%			$2,001,218

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,200,273.

Unrealized
Depreciation
SWAP CONTRACT +
Total return swap with Deutsche Bank AG, London Branch. The swap provides exposure to the total returns of the managed futures program of Crabel Trading Company (“Crabel”) calculated on a daily basis with reference to a customized reference index that is proprietary to Deutsche Bank. The reference index is comprised at any given time of trading positions selected by Crabel that include over-the-counter foreign exchange and currency option transactions and exchange traded futures and options in relation to any commodity, metal, financial instrument, currency, interest rate or index traded on certain exchanges. Under the terms of the swap, Equinox has the ability to periodically adjust the notional level of the swap. The swap was effective on March 4, 2013 and has a term of five years therefrom unless earlier terminated. In addition, the swap provides an annual fee of 0.35% payable to Deutsche Bank accrued on the notional level of the swap. (Notional Value $2,137,900)	$(102,698)
Total Net Unrealized Depreciation on Swap Contract	$(102,698)

*	Pledged as collateral for swap contract.

+	This investment is a holding of Equinox Crabel Strategy Fund Limited.

See accompanying notes to consolidated financial statements.

Equinox Funds Trust

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2015

	BH-DG	Chesapeake		Crabel
	Strategy Fund	Strategy Fund		Strategy Fund
ASSETS
Investment securities:
At cost	$49,994	$25,322,845		$1,200,273
At fair value	$49,994	$25,322,845		$1,200,273
Cash	65,743	1,634,649		422,747
Cash held at broker	18,500 (1)	3,550	(1)	482,975 (1)
Unrealized appreciation on swap contract	—	1,048,953		—
Receivable for Fund shares sold	—	466,643		—
Receivable for swap	2,756	1,058,923		14,081
Receivable due from Advisor	2,457	—		—
Prepaid expenses & other assets	12,482	30,608		20,258
TOTAL ASSETS	151,932	29,566,171		2,140,334

LIABILITIES
Unrealized depreciation on swap contract	4,802	—		102,698
Advance on unrealized swap appreciation	—	1,915,000		—
Due to broker - swap contract	—	11,992		—
Payable for fund shares redeemed	—	9,129		—
Advisory fees payable	—	13,796		3,508
Distribution (12b-1) fees payable	—	7		—
Audit fees	33,000	34,349		26,144
Accounting fees	2,757	4,382		4,571
Accrued expenses and other liabilities	3,197	28,382		2,195
TOTAL LIABILITIES	43,756	2,017,037		139,116
NET ASSETS	$108,176	$27,549,134		$2,001,218

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$111,302	$27,778,418		$2,151,805
Accumulated net investment loss	(1,083)	(2,820,267)		(54,791)
Accumulated net realized gain on investments and swap contracts	2,759	1,542,030		6,902
Net unrealized appreciation (depreciation) on investments and swap contracts	(4,802)	1,048,953		(102,698)
NET ASSETS	$108,176	$27,549,134		$2,001,218

(1)	This balance has been pledged as collateral for swap contract.

See accompanying notes to consolidated financial statements.

Equinox Funds Trust

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (Continued)

September 30, 2015

	BH-DG	Chesapeake		Crabel
	Strategy Fund	Strategy Fund		Strategy Fund
Net Asset Value Per Share:
Class A Shares:
Net Assets	$—	$129,126		$—
Shares of beneficial interest outstanding
[$0 par value, unlimited shares authorized]	—	10,870		—
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$—	$11.88		$—
Maximum offering price per share
(maximum sales charges of 5.75%) (a)	$—	$12.60		$—

Class C Shares:
Net Assets	$—	$2,403		$—
Shares of beneficial interest outstanding
[$0 par value, unlimited shares authorized]	—	202		—
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$—	$11.87	(b)	$—

Class I Shares:
Net Assets	$108,176	$27,417,605		$2,001,218
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	9,694	2,307,023		229,968
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$11.16	$11.88		$8.70

(a)	On certain investments of $1 million or more, the maximum sales charge may not apply. Instead, the investment may be subject to a 1.00% contingent deferred sales charge for redemptions made within 12 months after purchase.

(b)	NAV may not recalculate due to rounding on the shares.

See accompanying notes to consolidated financial statements.

Equinox Funds Trust

CONSOLIDATED STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2015

	BH-DG	Chesapeake	Crabel
	Strategy Fund	Strategy Fund	Strategy Fund
INVESTMENT INCOME
Interest	$7	$20,602	$1,645
TOTAL INVESTMENT INCOME	7	20,602	1,645

EXPENSES
Investment advisory fees	453	165,082	15,944
Distribution (12b-1) fees
Class A	—	6	—
Class C	—	2	—
Audit fees	33,000	37,171	25,592
Accounting services fees	35,470	36,556	35,727
Registration fees	21,822	21,192	21,839
Custodian fees	4,999	5,131	5,246
Transfer agent fees	2,967	7,132	7,814
Printing and postage expenses	2,329	3,640	3,167
Legal fees	1,729	2,682	238
Compliance officer fees	136	2,727	237
Non 12b-1 Shareholder services fees	49	3,474	196
Administrative services fees	24	11,841	3,753
Trustees fees and expenses	13	1,695	129
Insurance fees	13	2,040	240
Margin interest	3	10,188	54
Other expenses	620	3,476	89
TOTAL EXPENSES	103,627	314,035	120,265

Less: Fees waived/reimbursed by the Advisor	(102,956)	(60,931)	(96,821)

NET EXPENSES	671	253,104	23,444
NET INVESTMENT LOSS	(664)	(232,502)	(21,799)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Swap contracts	2,759	1,519,826	10,792
Net change in unrealized appreciation/(depreciation) on:
Swap contracts	(5,265)	(1,672,238)	(141,062)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(2,506)	(152,412)	(130,270)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,170)	$(384,914)	$(152,069)

See accompanying notes to consolidated financial statements.

Equinox Funds Trust

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	BH-DG Strategy Fund
	Year Ended	Period Ended
	September 30,	September 30,
	2015	2014(1)
FROM OPERATIONS
Net investment loss	$(664)	$(82)
Net realized gain on investments and swap contracts	2,759	—
Net change in unrealized appreciation (depreciation) on investments and swap contracts	(5,265)	463
Net increase (decrease) in net assets resulting from operations	(3,170)	381

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	(381)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:	120,429	15,000
Net asset value of shares issued in reinvestment of distributions:	381	—
Payments for shares redeemed:	(24,464)	—
Net increase in net assets from shares of beneficial interest	96,346	15,000

TOTAL INCREASE IN NET ASSETS	92,795	15,381

NET ASSETS
Beginning of Period	15,381	—
End of Period*	$108,176	$15,381
* Includes accumulated net investment loss of:	$(1,083)	$(82)

SHARE ACTIVITY
Shares Sold	10,364	1,495
Shares Reinvested	35	—
Shares Redeemed	(2,200)	—
Net increase in shares of beneficial interest outstanding	8,199	1,495

(1)	The Equinox BH-DG Strategy Fund commenced operations on December 31, 2013.

See accompanying notes to consolidated financial statements.

Equinox Funds Trust

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Chesapeake Strategy Fund
	Year Ended	Year Ended
	September 30,	September 30,
	2015 *	2014
FROM OPERATIONS
Net investment loss	$(232,502)	$(86,856)
Net realized gain from investments and swap contracts	1,519,826	92,491
Net change in unrealized appreciation (depreciation) on investments and swap contracts	(1,672,238)	2,726,586
Net increase (decrease) in net assets resulting from operations	(384,914)	2,732,221

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	(2,640,438)	—
From net realized gains	(57,274)	—
From distributions to shareholders	(2,697,712)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	128,818	—
Class C	2,500	—
Class I	27,504,736	4,138,863
Net asset value of shares issued in reinvestment of distributions:
Class I	2,386,542	—
Payments for shares redeemed:
Class I	(11,874,400)	(136,352)
Capital contribution by swap counterparty (note 4)	149,042	—
Net increase in net assets from shares of beneficial interest	18,297,238	4,002,511

TOTAL INCREASE IN NET ASSETS	15,214,612	6,734,732

NET ASSETS
Beginning of Period	12,334,522	5,599,790
End of Period*	$27,549,134	$12,334,522
* Includes accumulated net investment loss of:	$(2,820,267)	$(108,451)

SHARE ACTIVITY
Class A:
Shares Sold	10,870	—
Net increase in shares of beneficial interest outstanding	10,870	—

Class C:
Shares Sold	202	—
Net increase in shares of beneficial interest outstanding	202	—

Class I:
Shares Sold	2,105,621	356,453
Shares Reinvested	206,257	—
Shares Redeemed	(943,234)	(12,912)
Net increase in shares of beneficial interest outstanding	1,368,644	343,541

*	Class A shares and Class C shares commenced operations on August 21, 2015.

See accompanying notes to consolidated financial statements.

Equinox Funds Trust

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Crabel
	Strategy Fund
	Year Ended	Year Ended
	September 30,	September 30,
	2015	2014
FROM OPERATIONS
Net investment loss	$(21,799)	$(4,165)
Net realized gain (loss) from investments and swap contracts	10,792	(3,514)
Net change in unrealized appreciation (depreciation) on investments and swap contracts	(141,062)	41,024
Net increase (decrease) in net assets resulting from operations	(152,069)	33,345

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	(33,294)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:	1,945,605	1,371,473
Net asset value of shares issued in reinvestment of distributions:	33,053	—
Payments for shares redeemed:	(1,189,887)	(22,482)
Net increase in net assets from shares of beneficial interest	788,771	1,348,991

TOTAL INCREASE IN NET ASSETS	603,408	1,382,336

NET ASSETS
Beginning of Period	1,397,810	15,474
End of Period*	$2,001,218	$1,397,810
* Includes accumulated net investment loss of:	$(54,791)	$(4,222)

SHARE ACTIVITY
Shares Sold	208,029	150,492
Shares Reinvested	3,543	—
Shares Redeemed	(131,507)	(2,417)
Net increase in shares of beneficial interest outstanding	80,065	148,075

See accompanying notes to consolidated financial statements.

Equinox BH-DG Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended	Period Ended
	September 30,	September 30,
	2015	2014 (1)
Net asset value, beginning of period	$10.29	$10.00
Activity from investment operations:
Net investment loss (2)	(0.13)	(0.08)
Net realized and unrealized gain on investments	1.26	0.37
Total from investment operations	1.13	0.29
Less distributions from:
Net investment income	(0.26)	—
Net asset value, end of period	$11.16	$10.29
Total return (3)	10.99%	2.90%
Net assets, at end of period (000’s)	$108	$15
Ratio of gross expenses to average net assets (including interest expense) (4)	170.88%	1241.12	%(5)
Ratio of gross expenses to average net assets (excluding interest expense) (4)	170.87%	1241.12	%(5)
Ratio of net expenses to average net assets (including interest expense)	1.11%	1.10	%(5)
Ratio of net expenses to average net assets (excluding interest expense)	1.10%	(1.10	)%(5)
Ratio of net investment loss to average net assets	(1.09)%	(1.10	)%(5)
Portfolio Turnover Rate	0%	0	%(6)

(1)	The Equinox BH-DG Strategy Fund commenced operations on December 31, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns would be lower absent fee waivers.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	Annualized.

(6)	Not annualized.

See accompanying notes to consolidated financial statements.

Equinox Chesapeake Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended
	September 30,
	2015 (1)
Net asset value, beginning of period	$12.35
Activity from investment operations:
Net investment loss (2)	(0.02)
Net realized and unrealized loss on investments	(0.45)
Total from investment operations	(0.47)
Net asset value, end of period	$11.88
Total return (3)	(3.81)%
Net assets, at end of period (000’s)	$129
Ratio of gross expenses to average net assets (including interest expense) (4)(5)	1.73	% (6)
Ratio of gross expenses to average net assets (excluding interest expense) (4)(5)	1.51	% (6)
Ratio of net expenses to average net assets (including interest expense) (5)	1.57	% (6)
Ratio of net expenses to average net assets (excluding interest expense) (5)	1.35	% (6)
Ratio of net investment loss to average net assets	(1.41	)% (6)
Portfolio Turnover Rate	0	% (7)

(1)	The Equinox Chesapeake Strategy Fund Class A shares commenced operations on August 21, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns would be lower absent fee waivers.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized.

(7)	Not annualized.

See accompanying notes to consolidated financial statements.

Equinox Chesapeake Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended
	September 30,
	2015 (1)
Net asset value, beginning of period	$12.35
Activity from investment operations:
Net investment loss (2)	(0.03)
Net realized and unrealized loss on investments	(0.45)
Total from investment operations	(0.48)
Net asset value, end of period	$11.87
Total return (3)	(3.89)%
Net assets, at end of period (000’s)	$2
Ratio of gross expenses to average net assets (including interest expense) (4)(5)	2.35	% (6)
Ratio of gross expenses to average net assets (excluding interest expense) (4)(5)	2.13	% (6)
Ratio of net expenses to average net assets (including interest expense) (5)	2.32	% (6)
Ratio of net expenses to average net assets (excluding interest expense) (5)	2.10	% (6)
Ratio of net investment loss to average net assets	(2.16	)% (6)
Portfolio Turnover Rate	0	% (7)

(1)	The Equinox Chesapeake Strategy Fund Class C commenced operations on August 21, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns would be lower absent fee waivers.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized.

(7)	Not annualized.

See accompanying notes to consolidated financial statements.

Equinox Chesapeake Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
	2015	2014	2013	2012 (1)
Net asset value, beginning of period	$13.14	$9.41	$9.53	$10.00
Activity from investment operations:
Net investment loss (2)	(0.13)	(0.12)	(0.06)	(0.05)
Net realized and unrealized gain/(loss) on investments	1.20 (3)	3.85	(0.06)	(0.42)
Total from investment operations	1.07	3.73	(0.12)	(0.47)
Capital contribution by swap counterparty (note 4)	0.11	—	—	—
Less distributions from:
Net investment income	(2.41)	—	—	—
Net realized gains	(0.03)	—	—
Total distributions	(2.44)	—	—
Net asset value, end of period	$11.88	$13.14	$9.41	$9.53
Total return (4)	9.76%	39.64%	(1.36)%	(4.60)%
Net assets, at end of period (000’s)	$27,418	$12,335	$5,600	$10
Ratio of gross expenses to average net assets (including interest expense) (5)(6)	1.42%	2.62%	5.44%	1218.72	% (7)
Ratio of gross expenses to average net assets (excluding interest expense) (5)(6)	1.38%	2.62%	5.44%	1218.72	% (7)
Ratio of net expenses to average net assets (including interest expense) (6)	1.15%	1.10%	1.10%	1.10	% (7)
Ratio of net expenses to average net assets (excluding interest expense) (6)	1.10%	1.10%	1.10%	1.10	% (7)
Ratio of net investment loss to average net assets	(1.05)%	(1.08)%	(0.68)%	(1.10	)% (7)
Portfolio Turnover Rate	0%	0%	298%	0	% (8)

(1)	The Equinox Chesapeake Strategy Fund Class I shares commenced operations on April 19, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the timing of share transactions for the period.

(4)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns would be lower absent fee waivers.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Annualized.

(8)	Not annualized.

See accompanying notes to consolidated financial statements.

Equinox Crabel Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
	2015	2014	2013	2012 (1)
Net asset value, beginning of period	$9.32	$8.47	$10.00	$10.00
Activity from investment operations:
Net investment loss (2)	(0.09)	(0.10)	(0.06)	—
Net realized and unrealized gain/(loss) on investments and swap contract	(0.36)	0.95	(1.47)	—
Total from investment operations	(0.45)	0.85	(1.53)	—
Less distributions from:
Net investment income	(0.17)	—	—	—
Net asset value, end of period	$8.70	$9.32	$8.47	$10.00
Total return (3)	(4.92)%	10.04%	(16.39)%	0.00%
Net assets, at end of period (000’s)	$2,001	$1,398	$15	$1
Ratio of gross expenses to average net assets (including interest expense) (4)(5)	5.66%	27.88%	1536.25%	4178.45	% (6)
Ratio of gross expenses to average net assets (excluding interest expense) (4)(5)	5.66%	27.88%	1536.25%	4178.45	% (6)
Ratio of net expenses to average net assets (including interest expense) (5)	1.10%	1.10%	1.10%	0.00	% (6)
Ratio of net expenses to average net assets (excluding interest expense) (5)	1.10%	1.10%	1.10%	0.00	% (6)
Ratio of net investment loss to average net assets (8)	(1.03)%	(1.09)%	(1.08)%	0.00	% (6)
Portfolio Turnover Rate	0%	0%	0%	0	% (7)

(1)	The Equinox Crabel Strategy Fund commenced operations on April 19, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns would be lower absent fee waivers.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	Does not include the expenses of other investment companies in which the fund invests.

(6)	Annualized.

(7)	Not annualized.

See accompanying notes to consolidated financial statements.

Equinox Funds Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2015

1.	ORGANIZATION

The Equinox BH-DG Strategy Fund (“BH-DG Strategy”), Equinox Chesapeake Strategy Fund (“Chesapeake Strategy”) and Equinox Crabel Strategy Fund (“Crabel Strategy”) (each a “Fund”, collectively the “Funds”) are non-diversified series of shares of beneficial interest of Equinox Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 2, 2010, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The investment objective of each Fund is to achieve long term capital appreciation.

BH-DG Strategy and Crabel Strategy offer Class I (Institutional) Shares that are offered at net asset value. Chesapeake Strategy offers Class A shares, Class C shares and Class I shares. Chesapeake Strategy Class C shares and Class I shares are offered at net asset value. Chesapeake Strategy Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Chesapeake Strategy Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Equinox Funds Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Equinox Funds Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Equinox Funds Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2015 for the Funds’ assets and liabilities measured at fair value:

BH-DG Strategy

Assets	Level 1	Level 2	Level 3	Total
U.S .Treasuries Securities	$—	$49,994	$—	$49,994
Total	$—	$49,994	$—	$49,994
Liabilities	Level 1	Level 2	Level 3	Total
Swap Contract	$—	$4,802	$—	$4,802
Total	$—	$4,802	$—	$4,802

Chesapeake Strategy

Assets	Level 1	Level 2	Level 3	Total
Money Market Funds	$4,838,185	$—	$—	$4,838,185
U.S. Treasuries Securities	—	20,484,660	—	20,484,660
Swap Contract	—	1,048,953	—	1,048,953
Total	$4,838,185	$21,533,613	$—	$26,371,798

Equinox Funds Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

Crabel Strategy

Assets	Level 1	Level 2	Level 3	Total
Money Market Funds	$1,300	$—	$—	$1,300
U.S. Treasuries Securities	—	1,198,973	—	1,198,973
Total	$1,300	$1,198,973	$—	$1,200,273
Liabilities	Level 1	Level 2	Level 3	Total
Swap Contract	$—	$102,698	$—	$102,698
Total	$—	$102,698	$—	$102,698

Transfers that were made into Level 2 represent securities being valued using evaluated prices with observable inputs. It is the Fund’s policy to record transfers between levels the end of the reporting period. The Fund did not hold any Level 3 securities during the period. See Consolidated Portfolio of Investments for more information related to the Fund’s investments.

It is the Funds’ policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

The following amounts were transfers in/(out) of Level 2 assets:

Equinox BH-DG Strategy Fund
	U.S. Treasury Securities	Total
Transfers into Level 2 from Level 1	$49,994	$49,994
Net Transfer In/(Out) of Level 2	$49,994	$49,994

Equinox Chesapeake Strategy Fund
	U.S. Treasury Securities	Total
Transfers into Level 2 from Level 1	$20,484,660	$20,484,660
Net Transfer In/(Out) of Level 2	$20,484,660	$20,484,660

Equinox Cabel Strategy Fund
	U.S. Treasury Securities	Total
Transfers into Level 2 from Level 1	$1,198,973	$1,198,973
Net Transfer In/(Out) of Level 2	$1,198,973	$1,198,973

Consolidation of Subsidiaries – The consolidated financial statements of Equinox BH-DG Strategy Fund with Equinox BH-DG Strategy Fund Limited (“BH-DG-CFC”), Equinox Chesapeake Strategy Fund with Equinox Chesapeake Strategy Fund Limited (“ECS-CFC”), and Equinox Crabel Strategy Fund with Equinox Crabel Strategy Fund Limited (“ECRS-CFC”) include the accounts of BH-DG CFC, ECS-CFC and ECRS-CFC, collectively the “CFCs”, as wholly-owned and controlled subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

The Funds may each invest approximately 25% of their total assets in their respective controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with their respective investment objectives and policies.

Equinox Funds Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

The CFCs utilize commodity based derivative products to facilitate each Fund’s pursuit of their respective investment objectives. In accordance with their investment objective and through their exposure to the aforementioned commodity based derivative products, the Funds may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of their Prospectus.

A summary of the Funds’ investments in the CFCs are as follows:

			% Of the Fund’s Total
	Inception Date	CFC Net Assets at	Net Assets at
	of CFC	September 30, 2015	September 30, 2015
BH-DG-CFC	12/31/2013	$16,455	15.21%
ECS-CFC	4/19/2012	$5,022,619	18.23%
ECRS-CFC	3/8/2013	$395,658	19.77%

For tax purposes, the CFCs are exempted Cayman investment companies. The CFCs have received an undertaking from the Government of the Cayman Islands exempting them from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the CFCs are Controlled Foreign Corporations and as such are not subject to U.S. income tax. However, as wholly-owned Controlled Foreign Corporations, the CFCs net income and capital gain, to the extent of its earnings and profits, will be included each year in each Fund’s investment company taxable income.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Funds. The Funds are exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which each Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Funds are exposed to market risk on derivative contracts in that the Funds may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in each Fund’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. Each Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equinox Funds Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

Counterparty risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Funds by failing to discharge an obligation. A concentration of counterparty risk exists in that part of each Fund’s cash is held at the Broker. The Fund could be unable to recover assets held at the Broker, including assets directly traceable to a Fund, in the event of the Broker’s bankruptcy. The Funds do not anticipate any material losses as a result of this concentration.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Cash – Cash includes cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Funds maintain deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Federal Income Taxes – Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and has concluded that no liability should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014) or expected to be taken on each Fund’s 2015 return. Each Fund identifies its major tax jurisdictions as U.S. Federal, Colorado and foreign jurisdictions where the Fund makes significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Equinox Funds Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

Allocation of Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each Fund’s relative net assets or another appropriate basis. Expenses specifically attributable to a particular Fund in the Trust are borne by that Fund. Other expenses are allocated to each Fund based on its net assets in relation to the total net assets of all the applicable Funds in the Trust or another reasonable basis.

Swap Agreements – Each Fund is subject to equity price risk, interest rate risk and/or commodity risk in the normal course of pursuing its investment objective. Each Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

To help to reduce counterparty risk on the Fund, the Advisor has the right to reduce the Funds exposure and remove cash from the Funds total return swap with Deutsche Bank AG. This cash holding shall be in excess of $250,000, and may not exceed 40% of the Index exposure in total. Index exposure is defined as the total notional amount plus any profit. The Fund is charged interest on this cash holding and any amount removed will be offset against the final settlement value of the swap. As of September 30, 2015, Chesapeake Strategy Fund at the request of the Advisor had $1,915,000 in cash holdings as shown in the Fund’s consolidated statement of assets and liabilities under advance on unrealized swap appreciation, which relates to the Fund’s total return swap with Deutsche Bank AG.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations. Realized gains and losses from a decrease in the notional value of the swaps are recognized on trade date. Each Fund segregates liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Each Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

Equinox Funds Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

BH-DG-CFC, ECS-CFC, and ECRS-CFC maintain cash and investments in money market funds, approximately 20% of the notional value of the swap, as collateral to secure its obligations under the swap. Please refer to the Consolidated Portfolio of Investments for additional detail on the money market holdings. The cash maintained as collateral is recorded as swap margin balance on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Each Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. In order to maintain prudent risk exposure to the counterparty, the Advisor will reduce exposure to the counterparty whenever that exposure exceeds 5% of the net assets of a Fund for a period of one week or such lesser time as the Advisor may determine. If the Advisor determines that the counterparty presents an imprudent risk, each swap may be terminated in its entirety.

For the year ended September 30, 2015, the notional value, net change in unrealized appreciation/depreciation, and realized gain/losses from the swaps were as follows:

	Change in Unrealized	Realized Gain/
Fund	Appreciation/ (Depreciation)	(Loss)	Notional
BH-DG-CFC	$(5,265)	$2,759	$86,000
ECS-CFC	(1,672,238)	1,519,826	25,510,000
ECRS-CFC	(141,062)	10,792	2,137,900

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statement of Assets and Liabilities as of September 30, 2015:

Location on the Consolidated Statement of Assets and Liabilities

Derivatives Investment Type	Asset Derivatives

Unrealized appreciation on swap contract

Equity/Currency/Commodity/Interest Rate Contracts	Net unrealized appreciation from open swap contracts

Equinox Funds Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statement of Operations for the year ended September 30, 2015.

Location on the Consolidated Statement of Operations

Derivatives Investment Type	Location of Gain (Loss) on Derivatives

Change in unrealized appreciation on swap contracts.
Equity/Currency/Commodity/Interest Rate Contracts	Net realized gain on swap contracts

In addition, the agreement provides for an annual fee of $3,500 per swap due to the counterparty for serving as a financial intermediary. The swap also provides for an annual fee of 0.35% payable to Deutsche Bank accrued on the notional level of each swap.

The notional value of the derivative instruments outstanding as of September 30, 2015 as disclosed in the Consolidated Portfolios of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within in the Consolidated Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Offsetting of Financial Assets and Derivative Assets

It is each Fund’s policy to recognize a net asset or liability equal to the unrealized appreciation (depreciation) for swap contracts. During the year ended September 30, 2015, the Funds are subject to a master netting arrangement for the swaps. The following table shows additional information regarding the offsetting of assets and liabilities at September 30, 2015.

EQUINOX BH-DG STRATEGY FUND

Gross Amounts Not Offset in
the Statement of Assets &
Assets					Liabilities
Gross Amounts
			Offset in the	Net Amounts of
	Gross Amounts of		Statement of	Assets Presented in		Cash
	Recognized		Assets &	the Statement of	Financial	Collateral
Description	Liabilities		Liabilities	Assets & Liabilities	Instruments	Pledged
Unrealized Appreciation on Swap Contract	$4,802	(1)	$—	$4,802	$—	$4,802	(2)
Total	$4,802		$—	$4,802	$—	$4,802

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The table above does not include additional cash collateral pledged to the counterparty. Additional cash collateral pledge as of September 30 $13,698.

Equinox Funds Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

EQUINOX CHESAPEAKE STRATEGY FUND

Gross Amounts Not Offset in the
Assets:					Statement of Assets & Liabilities
Gross Amounts
			Offset in the	Net Amounts of
			Statement of	Assets Presented in			Cash
	Gross Amounts of		Assets &	the Statement of	Financial		Collateral
Description	Recognized Assets		Liabilities	Assets & Liabilities	Instruments		Pledged
Unrealized Appreciation on Swap Contract	$1,048,953	(1)	$—	$1,048,953	$1,048,953	(2)	$—
Total	$1,048,953		$—	$1,048,953	$1,048,953		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The table above does not include additional securities and cash collateral pledged to the counterparty. Additional cash collateral pledge as of Sept was $3,792,782.

EQUINOX CRABEL STRATEGY FUND

Gross Amounts Not Offset in
the Statement of Assets &
Liabilities:					Liabilities
Gross Amounts
			Offset in the	Net Amounts of
	Gross Amounts of		Statement of	Liabilities Presented		Cash
	Recognized		Assets &	in the Statement of	Financial	Collateral
Description	Liabilities		Liabilities	Assets & Liabilities	Instruments	Pledged
Unrealized Depreciation on Swap Contract	$102,698	(1)	$—	$102,698	$1,300	$101,398	(2)
Total	$102,698		$—	$102,698	$1,300	$101,398

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The table above does not include additional cash collateral pledged to the counterparty. Additional cash collateral pledge as of September 30, 2015 was $381,577.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Equinox Funds Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, there were no purchases or sales of portfolio securities, other than short-term investments and U.S. Government securities.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

Effective August 21, 2015, the investment advisory business of Equinox Funds Management, LLC (“EFM”) with respect to each of Equinox Chesapeake Strategy Fund, Equinox Crabel Strategy Fund and Equinox BH-DG Strategy Fund (each a “Fund,” and collectively, the “Funds”) was transferred to Equinox Institutional Asset Management, LP (“EIAM”) and EIAM became the investment adviser for each of the Funds. EFM and EIAM are both solely controlled subsidiaries of Equinox Financial Group, LLC (“EFG”). The investment advisory businesses of EFM and EIAM with respect to the Funds were consolidated to achieve greater operational efficiency and simplify the organizational structure. The appointment of EIAM did not change the portfolio management team, investment strategies, investment advisory fees charged to the Funds or the terms of the investment advisory agreement (other than the identity of the adviser).

Pursuant to an Advisory Agreement with the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of each Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until January 30, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expenses on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed the following:

Annualized Expense Limitation
Fund	A	C	I
BH-DG Strategy	—	—	1.10%
Chesapeake Strategy	1.35%	2.10%	1.10%
Crabel Strategy	—	—	1.10%

Equinox Funds Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

For the year ended September 30, 2015, the Advisor waived fees and reimbursed expenses as follows:

Fund
BH-DG Strategy	$100,447
Chesapeake Strategy	60,931
Crabel Strategy	96,821

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the amounts above per Fund of average daily net assets attributable to Class A, Class C, and Class I shares, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the amounts above per Fund of average daily net assets for each share class. If Fund operating expenses attributable to Class A, Class C, and Class I shares subsequently exceed the amounts above per Fund per annum of the average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and a Fund’s operating expenses are subsequently less than 1.10%, of average daily net assets the Advisor shall be entitled to reimbursement by that Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 1.10% of average daily net assets for each share class. If fund operating expenses subsequently exceed 1.10% per annum of the average daily net assets, the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. The Advisor may seek reimbursement for the following amounts through the expiration dates listed below:

Fund	September 30, 2016	September 30, 2017	September 30, 2018
BH-DG Strategy	$—	$92,979	$100,447
Chesapeake Strategy	150,274	121,451	60,931
Crabel Strategy	81,498	102,684	96,821

Equinox Funds Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

As of September 30, 2015, the following amounts expired unrecouped:

Fund	September 30, 2015
Chesapeake Strategy	$13,810
Crabel Strategy	18,610

The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Trust, on behalf of the Funds, has adopted the Trust’s Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 as amended (the “Plan”), to pay for certain distribution activities and shareholder services. During the year ended September 30, 2015, pursuant to the Plans, Equinox Chesapeake Strategy Fund accrued $6 and $2 in 12b-1 fees for Class A and Class C, respectively.

On February 19, 2015, the Equinox Chesapeake Strategy Fund received notification from DeutscheBank, the Swap Counterparty, that the management and incentive fees within the swap were calculated incorrectly from December 13, 2013 through February 18, 2015. The excess fees over the period caused the Fund to be undervalued. This resulted in a NAV error which compounded over the period to a maximum amount of $0.45 per share. DeutscheBank adjusted the value of the swap by $20,490 on February 19, 2015. On February 19, 2015 a receivable was put on the books of the Fund to account for losses due to subscription and redemption activity during the period. On March 6, 2015, the Fund’s transfer agent reprocessed redemption activity. The losses due to subscription activity and the reprocessed redemption activity amounted to $70,287 for the year ended September 30, 2014 and $149,043 for the year ended September 30, 2015, all of which was reimbursed by DeutscheBank.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Funds.

Equinox Funds Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

5.	TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal year ended September 30, 2015 was as follows:

For the period ended September 30, 2015:
	Ordinary	Long-Term	Return of
Portfolio	Income	Capital Gains	Capital	Total
BH-DG Strategy	$381	$—	$—	$381
Chesapeake Strategy Fund	2,697,712	—	—	2,697,712
Crabel Strategy Fund	33,288	—	6	33,294

There were no distributions for fiscal year ended September 30, 2014.

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
BH-DG Strategy	$—	$—	$(617)	$—	$(2,509)	$—	$(3,126)
Chesapeake Strategy Fund	—	—	(61,289)	—	(167,995)	—	(229,284)
Crabel Strategy Fund	—	—	(17,435)	—	(133,152)	—	(150,587)

The difference between book basis and tax basis unrealized appreciation/(depreciation), accumulated net investment loss and accumulated net realized gain from investments is primarily attributable to adjustments for the Funds’ wholly owned subsidiaries.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Portfolio	Losses
BH-DG Strategy	$617
Chesapeake Strategy Fund	61,289
Crabel Strategy Fund	17,227

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. Crabel Strategy Fund incurred and elected to defer such capital losses of $208.

Equinox Funds Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

Permanent book and tax differences, primarily attributable to the reclass of net operating losses and ordinary income distributions, and adjustments for non-deductible expenses and counterparty swap pricing error, resulted in reclassifications for the following Funds for the year ended September 30, 2015 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Portfolio	Capital	Income (Loss)	Gains (Loss)
BH-DG Strategy	$(44)	$44	$—
Chesapeake Strategy Fund	(161,213)	161,124	89
Crabel Strategy Fund	(4,524)	4,524	—

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of March 31, 2015, beneficial ownership in excess of 25% is as follows:

	Beneficial Owner	% of Outstanding Shares
Chesapeake Strategy	Chesapeake Holding Co.	28%

Crabel Strategy	Pershing, LLC (for the benefit of others)	58%
	Ameritrade Inc. (for the benefit of others)	30%

The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

7.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is permitted. Management is currently evaluating the impact these changes will have on the Funds’ consolidated financial statements and related disclosures.

Equinox Funds Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statements of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued. Management has concluded that there were no events or transactions requiring adjustment or disclosure in the consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Equinox Funds Trust

and the Shareholders of Equinox BH-DG Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Equinox BH-DG Strategy Fund (the Fund), a series of the Equinox Funds Trust, as of September 30, 2015, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets and financial highlights for the year then ended and for the period from December 31, 2013 (commencement of operations) through September 30, 2014. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equinox BH-DG Strategy Fund as of September 30, 2015, and the results of their operations for the year then ended, the changes in their net assets and their financial highlights for the year then ended and for the period from December 31, 2013 (commencement of operations) through September 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

November 30, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Equinox Funds Trust

and the Shareholders of Equinox Chesapeake Strategy Fund and Equinox Crabel Strategy Fund

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated portfolios of investments, of Equinox Chesapeake Strategy Fund and Equinox Crabel Strategy Fund (collectively, the Funds), each a series of the Equinox Funds Trust, as of September 30, 2015, the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of three years in the period then ended and for the period from April 19, 2012 (commencement of operations) through September 30, 2012. These consolidated financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equinox Chesapeake Strategy Fund and Equinox Crabel Strategy Fund as of September 30, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended and for the period from April 19, 2012 (commencement of operations) through September 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

November 30, 2015

Equinox Funds Trust

EXPENSE EXAMPLES (Unaudited)

September 30, 2015

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 through September 30, 2015.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each of Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
Actual	4/1/2015	9/30/2015	4/1/15 - 9/30/15	Expense Ratio
BH-DG Strategy – Class I *	$1,000.00	$930.80	$5.32	1.10%
Chesapeake Strategy – Class A **	1,000.00	961.90	1.45	1.35%
Chesapeake Strategy – Class C **	1,000.00	961.10	2.26	2.10%
Chesapeake Strategy – Class I *	1,000.00	872.00	5.16	1.10%
Crabel Strategy – Class I *	1,000.00	921.60	5.30	1.10%

	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period	Annualized
(5% return before expenses)	4/1/2015	9/30/2015	4/1/15 - 9/30/15	Expense Ratio
BH-DG Strategy – Class I *	$1,000.00	$1,019.55	$5.57	1.10%
Chesapeake Strategy – Class A **	1,000.00	1,018.30	6.83	1.35%
Chesapeake Strategy – Class C **	1,000.00	1,014.54	10.61	2.10%
Chesapeake Strategy – Class I *	1,000.00	1,019.55	5.57	1.10%
Crabel Strategy – Class I *	1,000.00	1,019.55	5.57	1.10%

*	Expense information for is equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Expense information is for the period from 8/21/15 (date of initial investment) to 9/30/15. Actual expenses are equal to the Portfolio’s annualized net expense ratio multiplied by 40/365 (to reflect the period from initial investment to September 30, 2015).

Equinox Funds Trust

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2015

Independent Trustees

Name, Address and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Last Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last Five Years
David P. Demuth 1945	Trustee Since December 2010	Consultant, CFO Consulting Partners, LLC from May 2006 to present.	8	None
Kevin R. Green 1954	Trustee Since December 2010	Founding Managing Director, TripleTree, LLC (investment banking consulting firm) from 1997 to present.	8	Director of BlueCross BlueShield of Minnesota (healthcare services).
Jay Moorin 1951	Trustee Since December 2010	Managing Partner, ProQuest Management, LLC from September 1998 to present.	8	None

Interested Trustee

Name, Address and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last Five Years
Robert J. Enck 1962	Chairman, Trustee, President and Principal Executive Officer Since December 2010	President and Chief Executive Officer, Equinox Fund Management, LLC from March 2007 to present.	8	Executive Committee Member of The Frontier Fund (commodity pool).

Equinox Funds Trust

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2015 (Continued)

Executive Officers

Name, Address and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last Five Years
Vance J. Sanders 1967	Treasurer and Principal Financial Officer Since December 2010	Chief Financial Officer, Equinox Fund Management (since 2013), Controller and Chief Technology Officer, Equinox Fund Management (2007 – 2013).	N/A	N/A
Philip Liu 1973	Secretary Since December 2010	General Counsel, Equinox Fund Management, LLC (since 2009).	N/A	N/A
Laura Szalyga 80 Arkay Drive Hauppauge, NY 11788 1978	Assistant Treasurer since August 2014	Vice President (since 2015), Assistant Vice President of Fund Administration, Gemini Fund Services, LLC (2011 to 2015); Assistant Vice President of Fund Administration, BNY Mellon (2004-2011).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Assistant Secretary Since December 2010	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009-2011); Assistant Senior Vice President of Legal Administration, Gemini Fund Services, LLC (2008-2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti- Money Laundering Officer Since December 2010	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003-2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011)	N/A	N/A

*	Each Trustee and Officer shall serve until death, resignation or removal.

**	The term “Fund Complex” refers to the Equinox Funds Trust.

***	Directorships are held in a company with a class of securities registered pursuant to section 12 of the Securities Exchange Act or subject to the requirements of section 15(d) of the Securities Exchange Act or a company registered as an investment company under the 1940 Act.

PRIVACY NOTICE

Rev. August 2011

FACTS	WHAT DOES EQUINOX FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Equinox Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Equinox Funds Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-643-3431

Rev. August 2011

Who we are
Who is providing this notice?	Equinox Funds Trust
What we do
How does Equinox Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Equinox Funds Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

  ■       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■       Affiliates from using your information to market to you

■       Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Equinox Funds Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Equinox Funds Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Equinox Funds Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-643-3431 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-643-3431.

INVESTMENT ADVISOR
Equinox Institutional Asset Management, LP
47 Hulfish Street, Suite 510
Princeton, NJ 08542

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert. (a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 - $67,500

2014 - $67,500

2013 - $135,000

2012 – None

(b)	Audit-Related Fees

2015 - None

2014 - None

2013 - None

2012 – None

(c)	Tax Fees

2015 - $27,000

2014 - $27,000

2013 - $ 54,000

2012 - $ 16,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2013 - None

2012 – None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2012	2013	2014	2015
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - None

2014 – None

2013 – None

2012 - None

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Equinox Funds Trust

By (Signature and Title)

/s/ Robert J. Enck

Robert J. Enck, Principal Executive Officer

Date 12/9/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert J. Enck

Robert J. Enck, Principal Executive Officer

Date 12/9/15

By (Signature and Title)

/s/ Vance J. Sanders

Vance J. Sanders, Principal Financial Officer

Date 12/9/15